Theravance Announces That GlaxoSmithKline Will Not Exercise Call Right Under Terms of Strategic Alliance to Acquire Additional Shares of Theravance Stock

SOUTH SAN FRANCISCO, CA -- 06/29/2007 -- Theravance, Inc. (NASDAQ: THRX) today announced that GlaxoSmithKline plc (NYSE: GSK) has elected not to exercise the call right granted to GSK as part of the companies' 2004 Strategic Alliance to acquire 50% of Theravance's outstanding common stock for $54.25 per share.

"We are excited to move to the next stage of our company's evolution with a pipeline of internally discovered and developed compounds highlighted by three late stage programs: telavancin for the treatment of serious Gram-positive infections; the Gastrointestinal Motility Dysfunction program; and Beyond Advair, a program to develop a once-a-day medicine for the treatment of asthma and COPD with GSK. The Beyond Advair program and our other two respiratory programs partnered with GSK, our inhaled Bifunctional Muscarinic Antagonist-Beta2 Agonist and inhaled Long-Acting Muscarinic Antagonist programs, remain unchanged," said Rick E Winningham, Chief Executive Officer at Theravance.

"We will continue to execute our proven strategy of applying multivalency to validated targets in order to discover and develop potential best-in-class medicines. The remainder of 2007 promises to be an exciting time for Theravance, with data from our Phase 2 clinical study on our next generation antibiotic, TD-1792, regulatory review of the telavancin cSSSI New Drug Application, and data from our telavancin Phase 3 Hospital-Acquired Pneumonia program."

About Call/Put Provisions of 2004 Strategic Alliance

As part of the terms of the Theravance and GSK 2004 Strategic Alliance, in July 2007, GSK had the right to acquire ("call") 50% of Theravance's outstanding common stock at $54.25 per share. Since GSK has elected not to exercise its call right, each holder of Theravance common stock will have the right to require Theravance, using funds provided by GSK, to redeem up to 50% of their common stock at $19.375 per share (the "put"). GSK is contractually obligated to provide, or have its affiliates provide, to Theravance the funds necessary to pay the purchase price for the common stock for which put rights are properly exercised; provided, however, that GSK's maximum obligation for these shares is capped at $525 million. In the event that any shares are put, Theravance will issue to GSK an equal number of shares of Class A common stock and common stock such that the aggregate number of shares issued by Theravance is equal to the number of shares of common stock that are redeemed by Theravance. The period for stockholders to exercise their put rights will commence August 1, 2007 and continue until September 12, 2007.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO STOCKHOLDERS

This press release is for informational purposes only and is not an offer to purchase nor a solicitation of an offer to sell any shares of Theravance's common stock. Definitive offering and related documents, in the form of tender offer documentation, will be filed with the Securities and Exchange Commission (SEC) and distributed to holders of Theravance common stock in connection with the commencement of the put period on August 1, 2007. These documents will contain important information including a notice of put right containing the terms of the put right and the prescribed manner for exercising such right. Theravance expects to mail these documents to Theravance stockholders on or prior to July 20, 2007. Holders of Theravance common stock should review these documents carefully when they become available. These documents will be available free of charge at the SEC's website at www.sec.gov and will also be available upon request, free of charge, by contacting Theravance Investor Relations at 650 808-4100.

The availability of these put rights will not affect Theravance's continued listing on The Nasdaq Global Market and Theravance will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Conference Call and Webcast Information

Theravance has scheduled a conference call to discuss this announcement today at 5:00 p.m. Eastern Daylight Time. To participate in the live call, please dial 800-810-0924 from the U.S. and Canada, or 913-981-4900 for international callers. The live webcast can be accessed from Theravance's web site at www.theravance.com. Please go to the web site 15 minutes prior to its start to register, download, and install any necessary audio software.

A replay of the conference call and webcast will be available on the company's web site for 30 days through Sunday, July 29, 2007. An audio replay will also be available through 11:59 p.m. Eastern Daylight Time on July 13, 2007 by dialing 888-203-1112 from the U.S., or 719-457-0820 for international callers, and entering passcode 5002438.

About Theravance

Theravance is a biopharmaceutical company with a pipeline of internally discovered product candidates. Theravance is focused on the discovery, development and commercialization of small molecule medicines across a number of therapeutic areas including respiratory disease, bacterial infections and gastrointestinal motility dysfunction. Of the five programs in development, three are in late stage -- its telavancin program focusing on treating serious Gram-positive bacterial infections with Astellas Pharma Inc., its Gastrointestinal Motility Dysfunction program and the Beyond Advair collaboration with GlaxoSmithKline. By leveraging its proprietary insight of multivalency to drug discovery focused on validated targets, Theravance is pursuing a next generation drug discovery strategy designed to discover superior medicines in large markets. For more information, please visit the company's web site at www.theravance.com.

THERAVANCE®, the Theravance logo, and MEDICINES THAT MAKE A DIFFERENCE® are registered trademarks of Theravance, Inc.

Theravance Safe Harbor Statement

This press release contains and the conference call will contain certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to the goals, timing and expected results of clinical and preclinical studies, statements regarding the potential benefits and mechanisms of action of drug candidates, statements concerning the goals and timing of seeking regulatory approval of our product candidates, the enabling capabilities of Theravance's approach to drug discovery and its proprietary insights, statements concerning expectations for product candidates through development and commercialization and projections of revenue and other financial items. These statements are based on the current estimates and assumptions of the management of Theravance as of the date of this press release and the conference call and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in its forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to delays or difficulties in commencing or completing clinical and preclinical studies, the potential that results of clinical or preclinical studies indicate product candidates are unsafe, ineffective, inferior or not superior, and delays or failure to achieve regulatory approvals, and risks of collaborating with third parties to develop and commercialize products. These and other risks are described in greater detail under the heading "Risk Factors" contained in Item 1A of Theravance's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 8, 2007, and the risks discussed in our other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements.

Contact Information:

Theravance, Inc.
Investors
Allison Parker
Director, Investor Relations
650-808-4100
investor.relations@theravance.com

Media
David Brinkley
Sr. Vice President, Commercial Development
650-808-3784
dbrinkley@theravance.com